                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                March 11, 1998
                         ----------------------------


                         SYLVAN LEARNING SYSTEMS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Maryland                 0-22844                   52-1492296
------------------------  ------------------------  ----------------------
(State of Incorporation)  (Commission File Number)       (IRS Employer
                                                    Identification Number)


                             1000 Lancaster Street
                          Baltimore, Maryland   21202
             ----------------------------------------------------
             (Address of principal executive offices)  (Zip Code)


                                (410) 843-8000
                                --------------
                        (Registrant's telephone number)

Item 5.  Other Events.

The selected consolidated financial data schedule of Sylvan Learning Systems, Inc. ("the Company") for each of the five years in the period ended December 31, 1996 and the Company's selected consolidated financial data schedule for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997 attached hereto as Exhibits, have been restated to give retroactive effect to the Company's adoption of Statement of Financial Accounting Standards No. 128 Earnings Per Share, as of December 31, 1997.

                    SELECTED CONSOLIDATED FINANCIAL DATA(1)

                                                                PARTNERSHIP
                                                                AND SYLVAN
                                              PARTNERSHIP        COMBINED                        SYLVAN
                                              ------------      ------------      -----------------------------------------
                                               YEAR ENDED        YEAR ENDED                      YEAR ENDED
                                              DECEMBER 31,      DECEMBER 31,                    DECEMBER 31,
                                              ------------      ------------      -----------------------------------------
                                                  1992              1993             1994             1995          1996
                                               --------             -------        --------        ---------      --------
                                                               ($ IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENTS OF OPERATIONS
   DATA:
 Revenues                                     $  33,821             $51,519         $68,748         $111,059      $181,936
 Cost and expenses:
 Direct costs                                    28,840              44,056          60,388           96,708       150,449
 General and
   administrative expense                         5,433               6,255           4,998            6,206         8,755
 Loss on impairment of assets                        --                  --              --            3,316            --
                                               --------             -------        --------        ---------      --------
 Total expenses                                  34,273              50,311          65,386          106,230       159,204
                                               --------             -------        --------        ---------      --------
 Operating income (loss)                           (452)              1,208           3,362            4,829        22,732

 Non-operating income (expense)                       1                (116)            224              391           363
 Interest income (expense), net                    (594)             (1,290)            (62)          (1,440)          551
                                               --------             -------        --------        ---------      --------
 Income (loss) from
   continuing operations
   before income taxes and
   extraordinary items                           (1,045)               (198)          3,524            3,780        23,646
 Income taxes                                       (16)                 (7)            (76)            (209)       (8,850)
                                               --------             -------        --------        ---------      --------
 Income (loss) from
   continuing operations
   before extraordinary
   items                                         (1,061)               (205)          3,448            3,571        14,796
 Discontinued operations(2):
 Loss from operations,
   net of tax                                    (1,700)               (375)             --               --            --
 Gain on disposal                                   427                 580              --               --            --
                                               --------             -------        --------        ---------      --------
 Income (loss) from
 discontinued operations                         (1,273)               205              --               --            --
                                               --------             -------        --------        ---------      --------
 Net income (loss) before
   extraordinary items                           (2,334)                 --           3,448            3,571        14,796
 Extraordinary items(3)                              --                (177)             --               --            --
                                               --------             -------        --------        ---------      --------
 Net income (loss)                               (2,334)            $  (177)        $ 3,448         $  3,571      $ 14,796
                                               ========             =======        ========        =========      ========
 Earnings (loss) per common share(4)(5):

   Income (loss) from continuing
     operations before extraordinary
     items                                                          $ (0.03)        $  0.24            $0.24      $   0.64
   Income from discontinued
     operations                                                        0.03              --               --            --
   Extraordinary items                                                (0.03)             --               --            --
                                                                    -------        --------        ---------      --------
   Net income per common share                                      $ (0.03)        $  0.24            $0.24      $   0.64
                                                                    =======        ========        =========      ========
 Earnings (loss) per common share -
   assuming dilution(4)(5):

   Income (loss) from continuing
     operations before extraordinary
     items                                                          $ (0.03)        $  0.21            $0.21      $   0.60
   Income from discontinued
     operations                                                        0.03              --               --            --
   Extraordinary items                                                (0.03)             --               --            --
                                                                    -------        --------        ---------      --------
   Net income per common share -
     assuming dilution                                              $ (0.03)        $  0.21            $0.21      $   0.60
                                                                    =======        ========        =========      ========
 Weighted average shares
   outstanding(4):
      Basic                                                           6,448          14,522           15,132        23,029
                                                                    =======        ========        =========      ========
      Diluted                                                         6,448          16,286           17,079        24,586
                                                                    =======        ========        =========      ========
 BALANCE SHEET DATA (AT
   PERIOD END):

 Cash and cash equivalents                   $   673                $11,499         $ 4,366         $  2,903      $ 11,198
 Available-for-sale securities                   127                  1,248           2,537           30,735        16,449
 Net working capital (deficit)                (3,302)                12,665          13,166           39,407        29,603
 Intangible assets and
   deferred contract costs                       149                  7,000           7,932           82,849       122,932
 Total assets                                 18,446                 42,003          50,046          174,070       259,590
 Long-term debt and
   capital leases                              5,578                  6,640           9,814            9,854        32,228
 Stockholders' or
   partners' equity                              326                 24,563          32,481          137,148       180,323


                   SELECTED CONSOLIDATED FINANCIAL DATA (1)

                                                             SYLVAN
                                              ---------------------------------------
                                                           THREE MONTHS
                                                               ENDED
                                              ---------------------------------------
                                                March 31,    June 30,   September 30,
                                                  1997        1997         1997
                                                  ----        ----         ----
                                              ($ IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENTS OF OPERATIONS
 DATA:
Revenues                                        $  51,944    $  57,596    $  58,464
Cost and expenses:
Direct costs                                       43,630       61,931       44,013
General and
 administrative expense                             2,961        9,913        3,664
Loss on impairment of assets                           --        4,000           --
                                                ---------    ---------    ---------

Total expenses                                     46,591       75,844       47,677
                                                ---------    ---------    ---------

Operating income (loss)                             5,353      (18,248)      10,787

Non-operating income (expense)                       (128)      28,241         (461)
Interest income (expense), net                        480          658        1,254
                                                ---------    ---------    ---------

Income before income taxes                          5,705       10,651       11,580
Income taxes                                       (2,258)      (3,957)      (4,053)
                                                ---------    ---------    ---------

Net income                                      $   3,447    $   6,694    $   7,527
                                                =========    =========    =========

Net income per common share (4):
   Basic                                        $    0.14    $    0.26    $    0.27
                                                =========    =========    =========
   Diluted                                      $    0.13    $    0.25    $    0.26
                                                =========    =========    =========

Weighted average shares
 outstanding (4):
   Basic                                           25,379       25,499       27,746
                                                =========    =========    =========
   Diluted                                         27,251       27,109       29,255
                                                =========    =========    =========

BALANCE SHEET DATA (AT
 PERIOD END):

Cash and cash equivalents                       $  12,789    $  29,883    $  29,624
Available-for-sale securities                      10,730       10,081       80,523
Net working capital                                40,228       55,369      132,922
Intangible assets and
 deferred contract costs                          120,948      119,031      116,652
Total assets                                      260,380      278,829      368,616
Long-term debt and
 capital leases                                    22,524        7,140          926
Stockholders' or
 partners' equity                                 201,880      233,250      326,582

---------
(1) Prior to February 1, 1991, the Sylvan Learning Centers business was conducted by Sylvan Learning Corporation (the "Predecessor"). On February 1, 1991, the Predecessor contributed the Sylvan Learning Centers business to Sylvan KEE Systems, a Maryland general partnership (the "Partnership") in exchange for a 50% partnership interest, and Sylvan contributed its computer training software development business to the Partnership in exchange for the other 50% partnership interest. On January 26, 1993, Sylvan acquired the Predecessor and dissolved the Partnership. On September 3, 1993, Sylvan sold its computer training software development business.

    During 1994, Sylvan acquired by mergers all of the outstanding stock of Learning Services, Inc. ("LSI") and Loralex Corporation ("Loralex"). These companies owned and operated a total of nine Sylvan Learning Centers located in the Northeast United States and Florida. On February 17, 1995, Sylvan acquired by merger all of the outstanding stock of Remedial Education and Diagnostic Services, Inc. and READS, Inc. (collectively, "READS"), a Philadelphia-based provider of remedial, education and a variety of consulting services to school districts, county-wide educational agencies and municipalities in the Eastern United States. The READS, Loralex and LSI acquisitions have been accounted for by Sylvan as poolings-of-interests and, accordingly, Sylvan's financial statements have been restated for all periods presented to include the results of operations of READS, Loralex and LSI.

    Effective September 30, 1995 Sylvan acquired Drake Prometric, L.P. ("Drake"), a leading provider of computer-based certification, licensure and assessment testing. The transaction was accounted for using the purchase method of accounting, and Sylvan's results of operations from October 1, 1995 include the operations of Drake.

    Effective December 1, 1996, Sylvan acquired Wall Street Institute International, B.V., and its commonly controlled affiliates (collectively "Wall Street"), a European-based franchisor and operator of learning centers that teach the English language. This transaction was accounted for using the purchase method of accounting and Sylvan's results of operations from December 1, 1996 include the operations of Wall Street. Sylvan paid $4.9 million of the $20.1 million purchase price in cash and the remainder in 714,884 shares of Common Stock.

    On May 30, 1997, the Company consummated its acquisition by merger of all of the outstanding common stock of Educational Inroads. Educational Inroads provided contract educational services to school districts in New Jersey and several other states. The Educational Inroads acquisition has been accounted for by Sylvan as a pooling-of-interests and, accordingly, Sylvan's financial statements have been restated for all periods prior to the acquisition to include the results of operations of Educational Inroads. Educational Inroads generated revenues of $24.8 million in 1996.

(2) Represents Sylvan's computer training software development business which was sold in September 1993 and a Canadian computer training business, 80.1% of which was sold in 1992.

(3) Represents the $350,000 gain on extinguishment of a $3.5 million debt to Learning Centers, Inc., and a $527,000 loss on an extinguishment of $5.0 million of notes payable to stockholders, each recorded in 1993.

(4) All share and per share data have been restated to retroactively reflect a 3-for-2 stock split of the Company's common stock for stockholders of record on November 7, 1996.

(5) The following table sets forth the reconciliation of the numerators and denominators used in the computation of basic and diluted earnings per share for the financial statements presented for the most recent three years:

                                                                        YEAR ENDED
                                                                       DECEMBER 31,
                                                                -------------------------
                                                                 1994     1995     1996
                                                                -------  -------  -------

Numerator for basic and diluted earnings per share:

   Net Income                                                   $ 3,448  $ 3,571  $14,796
                                                                =======  =======  =======

Denominator:

     Denominator for basic earnings per share -
        weighted average shares                                  14,522   15,132   23,029

     Effect of dilutive securities:
        Employee stock options                                    1,764    1,851    1,379
        Common stock contingently issuable                           --       96      178
                                                                -------  -------  -------
        Total dilutive potential common shares                    1,764    1,947    1,557

     Denominator for diluted earnings per share -
        weighted average shares and assumed
        conversions                                              16,286   17,079   24,586
                                                                =======  =======  =======

Basic earnings per share                                        $  0.24  $  0.24  $  0.64
                                                                =======  =======  =======
Diluted earnings per share                                      $  0.21  $  0.21  $  0.60
                                                                =======  =======  =======

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   March 11, 1998      SYLVAN LEARNING SYSTEMS, INC.

                            By: /s/ B. Lee McGee
                               ------------------------------------------
                                    B. Lee McGee, Executive Vice
                                    President and Chief Financial Officer